FIRST AMENDMENT TO
                SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
          BETWEEN BEVERLY NATIONAL CORPORATION AND JULIA L. ROBICHAU
          ----------------------------------------------------------

     THIS AGREEMENT, made and entered into this 7th day of July, 1998 by and between Beverly National Corporation, its subsidiaries and affiliates (herinafter called the "Corporation") and Julia L. Robichau (hereinafter called the "Executive") is the First Amendment to a Supplemental Executive Retirement Agreement dated December 24, 1996, by and between the Corporation and Executive.

     Executive and Corporation hereby agree to amend the Agreement by deleting 2.01(a)(1), re-numbering 2.01(a)(2) and (3) as 2.01(a)(1) and (2), and by changing the last phrase of 2.01(a) to read "reduced by the sum of (1) and (2) below."

     All other terms and conditions of the Agreement continue in full force and effect.

                                               BEVERLY NATIONAL CORPORATION

Attest: /s/Peter E. Simonsen                   By:/s/Lawrence M. Smith
--------------------------------                 --------------------------

/s/Peter E. Simonsen                              /s/Julia L. Robichau
________________________________                 __________________________
Witness                                       	  Julia L. Robichau
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           SECOND AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
             BETWEEN BEVERLY NATIONAL CORPORATION AND JULIA L. ROBICHAU

	THIS AGREEMENT, made and entered into this 22nd day of December, 1998 by and between Beverly National Corporation, its subsidiaries and affiliates
(hereinafter called the "Corporation") and Julia L. Robichau (hereinafter called the "Executive") is the Second Amendment to a Supplemental Executive
Retirement Agreement dated December 24, 1996, by and between the Corporation and Executive.

    In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Corporation hereby agree to amend the Agreement as follows:

	1.  The phrase "thirty-six (36) consecutive calendar months" in
2.02 shall be deleted and the following inserted in its place:

      	"three (3) calendar years, whether or not consecutive".

 2.  The following shall be inserted at the end of 2.02:

      	"In the event that the Executive works less than an entire calendar year, the Executive's salary shall be annualized for that calendar year for the purposes of this section."

All other terms and conditions of the Agreement continue in full force and effect.

Attest:                                  BEVERLY NATIONAL CORPORATION
/s/Peter E. Simonsen                     By:/s/Lawrence M. Smith
___________________________________        __________________________________

/s/Peter E. Simonsen                        /s/Julia L. Robichau
___________________________________        _________________________________
(Witness)                                  Julia L. Robichau